    Growing Dividend
Managing Risk and
    Performing to Expectations

Safe Harbor Statement
This report contains statements that may be considered
forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.  You can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “forecast,” “anticipate,” “believe,” “estimate,” “continue” or similar words.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Reform Act of 1995 and are including this statement for the purposes of complying with these safe harbor provisions.  You should read statements that contain these words carefully because they discuss the Company’s future expectations, contain projections of the Company’s future results of operations or financial condition, or state other “forward-looking” information.

QUÉBEC
HIGHGATE
LAKE CHAMPLAIN
COLCHESTER
WINOOSKI RIVER
MONTPELIER
VERGENNES
WELLS RIVER
NEW HAMPSHIRE
WHITE RIVER JUNCTION
NEW YORK
BELLOWS FALLS
WILMINGTON
VERMONT YANKEE
MASSACHUSETTS
GMP Service Territory
District Service Centers
Major Generating Source
Hydro-Québec Connection

GREEN MOUNTAIN POWER

Company Fundamentals
•
GMP serves 90,000
customers in Vermont’s
fastest growing regions
•
Vertically integrated
•
No unregulated
ventures
•
Current dividend
payout ratio is among
the lowest for
comparable utilities
•
S&P Credit Rating
BBB; Moody’s Credit
Rating Baa2

Nuclear
37%
Market Purchases *,
19%
Gas & Oil
2.50%
Hydro Quebec
29%
GMP Hydro
5%
Qualifying Facilities,
6%
Wood (McNeil)
1%
Wind
0.10%

GREEN MOUNTAIN POWER

	Cents per	% of Total
Source	kwh	Purchases
Nuclear	4.4	37
Market Purchases	5.1	19
GMP Hydro	5.2	5
Wind	6.2	0.1
Hydro Quebec	7.5	29
Wood (McNeil)	9.7	1
Oil & Gas	11.3	2.5
Qualifying Facilities	12.7	6
Average all sources	6.2
• 9% owned generation; 91% purchased generation
* 0.4% of the energy represented in “Market
Purchases”  was generated at GMP’s Wind
Facility in Searsburg for which the associated
renewable energy credits were sold in 2004.
Energy Sources in 2004

GMP

Residential
38%
C&I Small
38%
C&I Large
24%

Residential
30%
C&I Small
36%
C&I Large
34%

GREEN MOUNTAIN POWER

Retail Revenue by Customer Class
Mwh Sales by Customer Class
Load and Revenue

500
450
400
350
300
250
200
150
100
50
0
454
367
304
243
223
Green Mountain Power
VT Electric Coop
Central Vermont Public Service
Washington Electric Coop
Burlington Electric

GREEN MOUNTAIN POWER

Customers Served Per Non-Generation Employee
Vermont’s Five Largest Utilities - 2004

GMP

Goal		Performance Area	Current Quarter	Prior Quarter	Baseline	Hit Goal Quarter
Meet Baseline Goal	2a	% Bills not rendered in 7 days	100%	100%	<= .10%	Y
	5a	Customer Satisfaction w/Transaction (Qtrly)	n/a	90.00%	>= 80%	Y
	5b	Overall Customer Satisfaction (Annual)	n/a	n/a	> = 80%	Y
	5c	% of Complaints to DPS	0.001%	0.003%	<= .07%	Y
	7a	System Reliability - SAIFI	0.01	1.20	<= 1.7	Y
	7b	System Reliability -CAIDI	1.60	1.70	<= 2.2	Y
Exceed SQ Goal by 10%	1a	% Calls not answered in 20 seconds	17%	11.0%	<= 25%	Y
	1b	Adandonment Rate	2.2%	1.5%	<= 5%	Y
	1c	% Outage calls not answered	5.2%	5.9%	<= 15%	Y
	1d	% Calls receiving busy signals	0.03%	0.0%	<= 3%	Y
	6a	Lost time incidents - annual	1.72	2.31	<= 3.5	Y
	6b	Lost time severity - annual	5.6	7.13	<= 37	Y
Exceed SQ Goal by 20%	2b	% Inaccurate bills	0.012%	0.004%	<= .10%	Y
	2c	% of Payment Posting Complaints	0.001%	0.003%	<= .005%	Y
	3	% of Meters Not Read	0.95%	0.94%	<= 10%	Y
	4a	% of work not completed on time	0.000%	0.047%	<= 5%	Y
	4b	Avg delay days for missed appointments		3.8	<= 5	Y
		ROE Year to Date	n/a		10.10%	

GREEN MOUNTAIN POWER

Overall Satisfaction with Response Contact – 3rd Quarter 2005	GMP	All IOUs
Completely or Very Satisfied	92%	60%
Completely or Very Dissatisfied	2%	16%
Customer Satisfaction & Service Quality
Performance

Average Retail Rates of New England Large
Investor-owned Utilities (cents per kwh)
12 months ended December 31, 2004
Granite State Electric
Western Mass. Electric
Cambridge Electric
Connecticut Light & Power
Green Mountain Power
Unitil Energy Systems
Narragansett Electric
Massachusetts Electric
United Illuminating
Maine Public Service
Public Service of New Hamp.
Fitchburg Gas and Electric
Central Vermont Public Service
Boston Edison
Commonwealth Electric
9.58
9.8
9.88
10.13
10.32
10.53
10.63
11.01
11.62
11.66
11.69
11.87
11.88
12.11
13.15
0
2
4
6
8
10
12
14

Average Industrial Retail Rates of New England Large
Investor-owned Utilities (cents per kwh)
12 months ended Dec. 31, 2004
Green Mountain Power
Connecticut Light & Power
Western Mass. Electric
Central Vermont Public
Granite State Electric
Cambridge Electric
United Illuminating
Maine Public Service
Unitil Energy Systems
Narragansett Electric
Fitchburg Gas and Electric
Massachusetts Electric
Public Service of New Hamp.
Commonwealth Electric
Boston Edison
7.44
7.84
8.21
8.29
8.45
8.98
9.13
9.33
9.48
9.5
10.11
10.13
10.35
10.7
10.84
0
2
4
6
8
10
12

GREEN MOUNTAIN POWER

Source:  Edison Electric Institute, FERC Form1
New England 2004 Retail Rates

16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
250
200
150
100
50
0
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
Est.
06
Est.
GMP
CPI

GREEN MOUNTAIN POWER

Cents/kWh
CPI Index
Green Mountain Power Overall Rates
Compared to Consumer Price Index

Current Approved Rate Plan
•
ROE at 10.5%
•
Rate increases of 1.9% and 0.9% for
2005 and 2006
•
Recovery of Pine St. remediation &
other regulatory assets

Regulatory and Political Outlook
•
Positive regulatory relationship
•
Three-year rate plan (2004-2006)
•
New thinking on value of fuel clauses
–
Alternative Rate Plan
•
Thirteen percent rate increase requirement in
2007, if current wholesale pricing applies
•
Deferral of higher energy prices needed for
2006 for opportunity to earn our allowed rate
of return
•
Current Approved Rate Plan permits deferral
of higher costs caused by storms / other
factors
•
Governor Douglas (R), a two-term popular
incumbent, strong favorability rating
•
Experienced utility regulators

Management Strategy
•
Conservative Capital Structure
•
Superior Dividend Growth
•
Invest in Transmission
•
Grow Utility Services Business
•
Improve Cash Flow

Financial Overview
	2004	2003	2002
Retail Revenues	$206,164	$201,569	$203,962
Power Supply (net wholesale sales)	121,367	118,405	123,459
Gross Margin	84,797	83,164	80,503

Other Operating Expense	69,319	67,858	65,422
Other Income	2,087	2,079	2,485
Interest Exp	6,506	7,057	6,170
Preferred Dividends	0	3	96
Net Income (continuing operations)	$11,059	$10,404	$11,398
Net Income (discontinuing operations)	$525	$79	$99

EPS - Diluted - continuing operations	$2.10	$2.01	$1.96
EPS - Diluted - discontinued operations	$0.10	$0.01	$0.02
EPS - Diluted	$2.20	$2.02	$1.98
Dividends per Share	$0.88	$0.76	$0.60
Book Value	$21.32	$19.85	$18.53
End of Year Shares (in 000’s)	5,140	5,033	4,955

Capital Structure
•
Targeted 53% common equity
•
No preferred equity, no hybrids,
limited use of short-term debt
•
Limited debt maturities (millions):
2004	2005	2006	2007	2008
$0	$0	$14	$0	$0

Projected Capital Structure
100%
80%
60%
40%
20%
0%
2002
2003
2004
2005
2006
Debt
Equity

In $000s
Cash From Cont. Ops. / EPS
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2.14
2.10
2.06
2.02
1.98
1.94
1.90
2003
2004
2005 est
Net Cash - Cont Ops
EPS - Cont Ops

GREEN MOUNTAIN POWER

Capital Structure & Cash Flow

$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$0.00
12/99
12/00
12/01
12/02
12/03
12/04
GMP
S&P500
EEI Index

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 Est.
2006 Est.

GREEN MOUNTAIN POWER

Annual Dividend
5 Year Cumulative Total Return
Retained Earnings
GMP has received EEI’s award for
highest 5 year total shareholder return for
2004 and 2005.
GMP intends to increase its annual dividend
payout ratio to the middle of a range of
between 50 and 70 percent of earnings so
long as financial and operating results permit.
How Shareholders Have Fared

450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2005
2006
2007
2008
LT Debt
Equity

GREEN MOUNTAIN POWER

VELCO Total Capital
(In $000s)
VELCO Transmission Growth
Strategy
•
Current
capitalization
structure for VELCO
•
Potential to
increase equity
•
Invest up to $32
million through
2008
•
Superior
risk-adjusted return

$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2001
2002
2003
2004
2005Projected

GREEN MOUNTAIN POWER

Utility Service Revenues
Utility Services Growth
Strategy
•
Reduces rates for
customers
•
Superior growth
•
More efficient use
of workforce

Appendix A:  Effective Risk
Mitigation Strategies
Power Supply
Green Mountain Power Corporation relies on power supply contracts for 85% of its load requirements; therefore outage related risks are reduced.
All Company power contract costs are being recovered in rates and most contracts are effective for extended periods:
–
Morgan Stanley contract effective through 2006  (15% of total power supply)
–
Vermont Yankee contract expires in 2012 (35%-40% of total power supply)
–
Hydro-Quebec contract expires 2015 (30% - 35% of total power supply)
Rapid increase in energy prices has reduced margins on sales, and increased the costs of delivering energy to customers.
IBM
IBM represents approximately 16 percent of Company retail revenues but is our lowest margin customer.  In a worst case hypothetical situation, were IBM to shutdown immediately, our rate increase needs across all customer classes are estimated to decline, because
IBM’s rates are well below current wholesale energy prices.
While IBM has reduced its workforce over the past five years from 8,500 to 6,000, Company results and rate needs have not been impacted, in part due to low unemployment and steady growth in our service territory.
Regulatory
The Company believes that the 2004-2006 rate plan demonstrates an improved regulatory environment and provides longer-term financial stability.  Alternative regulation with some type of fuel adjustment mechanism is a plausible future outcome in Vermont.
Weather
The Company uses derivatives to lessen risk associated with adverse weather patterns’
effect on earnings.